UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2025
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Arcus Biosciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38419	47-3898435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3928 Point Eden Way
Hayward, California		94545
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 694-6200
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	RCUS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
On June 1, 2025, Arcus Biosciences, Inc. (the “Company”) presented updated information about its portfolio and development programs. An updated corporate presentation has been posted to the Investors & Media section of the Company’s website.
Item 8.01    Other Events.
The presentation included updated data from the interim analysis of the Company’s Phase 1/1b study clinical trial ARC-20. The data was from the study's cohort that is evaluating once-daily 100mg of casdatifan plus 60mg of cabozantinib in patients with clear cell renal cell carcinoma who had progressed on prior immunotherapy. The efficacy evaluable population included 24 patients who received any study treatment and reached a minimum of 12 weeks follow-up or discontinued due to progression or adverse event and the safety evaluable population included 42 patients who received any amount of study drug and had at least one month of safety follow-up at the data cutoff date. Specifically, the Company disclosed the following information from the interim analysis, which had a data cutoff date of March 14, 2025 (the "DCO"):

Efficacy Evaluable	Casdatifan 100mg QD + Cabozantinib 60mg QD (n=24)
Median Follow-Up	5.3 months
Confirmed ORR (cORR) per RECIST v1.1 [95% CI]	46% (11)* [26,67]
Best Overall Response: - Complete Response - Partial Response - Stable Disease - Progressive Disease	4% (1) 42% (10)* 50% (12) 4% (1)
* Inclusive of one patient who had a confirmed partial response confirmation after the DCO.
In the safety-evaluable population, no unexpected safety risks were identified at the time of DCO, and casdatifan plus cabozantinib had an acceptable safety profile with no meaningful overlapping toxicity for the two drugs.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCUS BIOSCIENCES, INC.

Date: June 1, 2025	By:	/s/ Terry Rosen, Ph. D.
Terry Rosen, Ph.D.
Chief Executive Officer (Principal Executive Officer)